UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐   Definitive Proxy Statement
☒   Definitive Additional Materials
☐   Soliciting material Pursuant to Rule 14a-12
USG CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

On May 2, 2018, USG Corporation (the “Company”) circulated emails to certain customers and suppliers, attached as Exhibits 1 and 2 below, respectively, regarding the authorization of the Company's Board of Directors to begin negotiations with Gebr. Knauf KG regarding a potential sale of the Company.

EXHIBIT 1

Communication Item:

Email from USG Sales Representatives to Certain Customers

Subject: USG Board Authorizes Negotiations with Knauf

May 2, 2018

Dear Valued Customer,

Yesterday, we issued a press release announcing that the USG Board of Directors has authorized us to begin negotiations with Knauf regarding a potential sale of USG Corporation to Knauf. We believe that by sharing more information with Knauf, they will see additional value from combining the two businesses. The Board made this decision after hearing from a number of our stockholders that they wanted us to begin negotiations. As we stated in the press release, it is not certain that the negotiation process will result in an agreement with Knauf, nor is it clear what the timing of any agreement might be.
We are committed to achieving unparalleled customer loyalty, which is a key component of our corporate strategy. This news doesn’t change us or how we do business. There is a small team of employees working with Knauf, while the vast majority of our employees are focused on serving our customers. You can continue to expect the same level of quality, service and professionalism that you have come to expect from USG.
We do not intend to disclose developments related to the process unless and until definitive agreements are reached or negotiations are abandoned. Your local sales teams will not have any more information than is publicly available. In the meantime, please reach out to your usual USG contacts for service or product inquiries.
Thank you for your loyalty. We look forward to continuing to serve you.

[Signature block of sales representative]

No Attachment

EXHIBIT 2

Communication Item:

Email from USG Employees to USG Suppliers

Subject: USG Board Authorizes Negotiations with Knauf

May 2, 2018

Dear Valued Supplier,

Yesterday, we issued a press release announcing that the USG Board of Directors has authorized us to begin negotiations with Knauf regarding a potential sale of USG Corporation to Knauf. We believe that by sharing more information with Knauf, they will see additional value from combining the two businesses. The Board made this decision after hearing from a number of our stockholders that they wanted us to begin negotiations. As we stated in the press release, it is not certain that the negotiation process will result in an agreement with Knauf, nor is it clear what the timing of any agreement might be.
This news doesn’t change us or how we do business. There is a small team of employees working with Knauf while the vast majority of our employees are focused on serving our customers. Our customers can continue to expect the same level of quality, service and professionalism that they have come to expect from USG. Our partnership with you is important to accomplishing this and the ongoing success of our company.
We do not intend to disclose developments related to the process unless and until definitive agreements are reached or negotiations are abandoned. Your local USG contact will not have any more information than is publicly available. In the meantime, please reach out to your usual USG contacts for ordinary business matters.
We look forward to continuing to work together.

[Signature block of USG employee]

No Attachment

Cautionary Note Regarding Forward-Looking Statements
These materials contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management's expectations about future conditions, including but not limited to, statements regarding the indication of interest made by Knauf and uncertainties regarding future actions that may be taken by Knauf in furtherance of such interest and the Company’s authorized commencement of negotiations with Knauf regarding a potential sale of the Company. In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "expect," "intend," "plan," "anticipate," "estimate," "believe," "may," "will be," "will continue," "will likely result" and similar expressions. Actual business, market or other conditions may differ materially from management's expectations and, accordingly, may affect our sales and profitability, liquidity and future value. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update any forward-looking statement. Actual results may differ materially due to various other factors, including future actions that may be taken by Knauf in furtherance of its offer to purchase the Company, no assurance of and uncertainty surrounding consummation of any such transaction with Knauf or the terms of such transaction, if any, and if consummated, potential disruption of our business or diverted management attention as a result of the exploration or negotiation of such transaction, economic conditions, such as employment levels, the availability of skilled labor, household formation, home ownership rate, new and existing home price trends, availability of mortgage financing, interest rates, deductibility of mortgage interest and real estate taxes, consumer confidence, job growth and discretionary business investment; competitive conditions and our ability to maintain or achieve price increases; the loss of one or more major customers, including L&W, and the increasing number of our customers with significant buying power; increased costs, or decreased availability, of key raw materials, energy or transportation; unexpected operational difficulties or catastrophic events at our facilities; our ability to successfully operate the joint venture with Boral Limited, including risks that our joint venture partner, Boral Limited, may not fulfill its obligations as an investor or may take actions that are inconsistent with our objectives; exposure to risks of operating internationally; our ability to innovate and protect our intellectual property and other proprietary rights; our ability to make capital expenditures and achieve the expected return on investment; a disruption in our information technology systems; compliance with environmental and safety regulations or product safety concerns; the outcome in legal and governmental proceedings; the ability of a small number of stockholders to influence our business and stock price; our ability to successfully pursue and complete acquisitions, joint ventures and other transactions to complement or expand our businesses; significant changes in factors and assumptions used to measure our defined benefit plan obligations; our ability to return capital to stockholders; the occurrence of an “ownership change” within the meaning of the Internal Revenue Code; our ability to pursue strategic opportunities without increasing our debt and leverage ratio; the effects of acts of terrorism or war upon domestic and international economies and financial markets; and acts of God. Information describing other risks and uncertainties affecting USG that could cause actual results to differ materially from those in forward-looking statements may be found in our filings with the Securities and Exchange Commission, including, but not limited to, the "Risk Factors" in our most recent Annual Report on Form 10-K.

Important Additional Information and Where to Find It
In connection with USG's 2018 Annual Meeting of Stockholders, USG has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement and other documents, including a WHITE proxy card. The Company, its directors, director nominees and certain of its officers and other employees will be considered participants in the solicitation of proxies from stockholders in respect of the 2018 Annual Meeting. Information regarding the names of the Company’s directors, director nominees, and the certain officers and other employees who are considered participants, and their respective interests in the Company by security holdings or otherwise, is set forth in USG's definitive proxy statement, dated March 29, 2018, for its 2018 Annual Meeting of Stockholders as filed with the SEC on Schedule 14A, as well as in USG’s proxy supplement, dated April 20, 2018, as filed with the SEC. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE ENCOURAGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD. Investors and other interested parties may obtain the documents free of charge at the SEC’s website, www.sec.gov, or from USG at its website, www.usg.com, or through a request in writing sent to USG at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.